UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2016

Magnolia Solar Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	333-151633	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 Cummings Park Suite 316 Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 497-2900

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01 Entry into a Material Definitive Agreement

Item 7.01 Regulation FD

On January 29, 2016 Magnolia Solar Corporation, a Nevada corporation (the “ Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark, Inc., a Delaware corporation (“Ecoark”), and Magnolia Solar Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), providing for the merger of Merger Sub with and into Ecoark (the “Merger”), with Ecoark surviving the Merger as a wholly-owned subsidiary of the Company. The Merger Agreement was approved by the Company’s board of directors (the “Board”) and the board of directors of Ecoark.

At the effective time of the Merger, each share of Ecoark common stock issued and outstanding immediately prior to the effective time, other than dissenting shares, will be converted automatically into the right to receive 0.5 shares of common stock of the Company.

Consummation of the Merger is subject to customary conditions, including without limitation: (i) the delivery to the Company of the required audited and unaudited consolidated financial statements; (ii) receipt by the Company of all required consents to the consummation of the Merger; and (iii) the absence of any law, injunction, judgment or ruling that prohibits, restrains or makes illegal the consummation of the Merger.

Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation: (i) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to materiality qualifiers) and (ii) the other party’s performance of its obligations under the Merger Agreement in all material respects. In addition, the obligation of Ecoark and Merger Sub to consummate the Merger is subject to the absence, since the date of the Merger Agreement, of any effect, development, fact, circumstance, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement).

  The Merger Agreement contains certain termination rights for the Company and Ecoark. If the Merger Agreement is terminated by the Company other than for the specified circumstances provided in the Merger Agreement, the Company will be required to pay Ecoark a termination fee of $10,000.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of the Company and the Merger Sub. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (d) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, and other documents that the Company files with the SEC.

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The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

On February 4, 2016, Magnolia Solar Corporation issued a press release announcing that it entered into the Merger agreement discussed above.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

As a condition to the consummation of the Merger Agreement, the Company entered into modification agreements (each a “Modification Agreement”) with certain holders of (i) Original Issue Discount Senior Secured Convertible Promissory Notes (the “Notes”) issued by the Company on December 31, 2009; and (ii) Warrants issued by the Company dated also December 31, 2009. Pursuant to the Modification Agreement, the holders and the Company agreed that concurrently with the closing of the Merger Agreement with Ecoark, the outstanding principal, plus any accrued and unpaid interest due shall automatically convert into shares of the Company’s common stock.

Finally, the holders and the Company further agreed, among other things, that the maturity date (the “Maturity Date”) of the Notes will be extended to June 30, 2016.

The foregoing description of the Modification Agreement is not complete and is qualified in its entirety by reference to the Modification Agreement, a form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statement and Exhibits.

(d)  Exhibits

Exhibit No.	Description
2.1	Merger Agreement between Magnolia Solar Corporation, Magnolia Solar Acquisition Corporation, and Ecoark, Inc. dated January 29, 2016
10.1	Form of Modification Agreement between Magnolia Solar Corporation and holders of Original Issue Discount Senior Secured Convertible Notes and Warrants
99.1	Press Release dated February 4, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNOLIA SOLAR CORPORATION

Date: February 4, 2016	By:	/s/ Ashok K. Sood
Name: Dr. Ashok K. Sood
Title: President and CEO

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